TIDEWATER TIDEWATER
Pritchard Capital Partners, LLC
Pritchard Capital Partners, LLC
Energize 2008 Conference
Energize 2008 Conference
January 9,  2008 January 9,  2008
GLOBAL MOMENTUM
GLOBAL MOMENTUM
Joseph M. Bennett -
Joseph M. Bennett -
Sr. V.P., Principal Accounting Officer
Sr. V.P., Principal Accounting Officer
and Chief Investor Relations Officer
and Chief Investor Relations Officer
Exhibit 99.1

TIDEWATER TIDEWATER

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995,
the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the
Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws.
Participants should consider all of these risk factors as well as other information contained in the
Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010 •
Fax:
504.566.4580 •
Web site address:
www.tdw.com •
Email:
connect@tdw.com

TIDEWATER TIDEWATER 3 OUR WORKPLACE OUR WORKPLACE

TIDEWATER TIDEWATER

SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
0.00
0.25
0.50
0.75
1.00
Total Recordable Incident Rates
2001 2002 2003 2004 2005 2006
Calendar Years
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP

TIDEWATER TIDEWATER

TIDEWATER TODAY
TIDEWATER TODAY
Safety record rivals leading companies
Safety record rivals leading companies
International presence driving earnings
International presence driving earnings
Using cash position to grow industry’s largest new fleet
Using cash position to grow industry’s largest new fleet
A strong balance sheet
A strong balance sheet
Authority to repurchase common shares
Authority to repurchase common shares

TIDEWATER TIDEWATER

TIDEWATER TOMORROW
TIDEWATER TOMORROW
Maintain financial strength
Maintain financial strength
Grow international market share
Grow international market share
Renew the fleet in a disciplined way
Renew the fleet in a disciplined way
Push day rates and utilization to grow profits
Push day rates and utilization to grow profits
and cash flow
and cash flow
Generate solid earnings across market cycles
Generate solid earnings across market cycles
Right acquisitions, right price, right time
Right acquisitions, right price, right time

TIDEWATER TIDEWATER

WHY A POSITIVE OUTLOOK?
Favorable commodity pricing
Favorable commodity pricing
International E&P spending up (Lehman recent report
International E&P spending up (Lehman recent report
forecasts spending to be up 16% in 2008)
forecasts spending to be up 16% in 2008)
Offshore rig count up
Offshore rig count up
New rig construction
New rig construction
Largest new fleet in the industry
Largest new fleet in the industry
International scope of operations
International scope of operations
Continued strong demand in virtually all areas of
Continued strong demand in virtually all areas of
operation
operation

TIDEWATER TIDEWATER

The most internationally diverse company
The most internationally diverse company
in the industry
in the industry
Five decades of international experience
Five decades of international experience
Continuing to grow international market share
Continuing to grow international market share
Improving vessel utilization and dayrates for earnings
Improving vessel utilization and dayrates for earnings
growth
growth
During 9/30/07 quarter, 85% of revenue & 91% of profit
During 9/30/07 quarter, 85% of revenue & 91% of profit
came from International operations (vs. 49% and 41%
came from International operations (vs. 49% and 41%
ten years ago.)
ten years ago.)
International E&P spending forecast to increase at a
International E&P spending forecast to increase at a
faster rate (16%) than overall E&P spending (11%)
faster rate (16%) than overall E&P spending (11%)
INTERNATIONAL OPERATIONS
INTERNATIONAL OPERATIONS
DRIVING EARNINGS
DRIVING EARNINGS

TIDEWATER TIDEWATER

SUPERIOR OPERATING CAPABILITIES
SUPERIOR OPERATING CAPABILITIES
DRIVE OUR COMPETITIVE ADVANTAGE
DRIVE OUR COMPETITIVE ADVANTAGE
Superior operating performance
Superior operating performance
–
–
Safety-oriented culture
Safety-oriented culture
–
–
Deep knowledge of customer needs
Deep knowledge of customer needs
International scope and relationships
International scope and relationships
–
–
Worldwide market presence (e.g., “our
Worldwide market presence (e.g., “our
people on the ground”
people on the ground”
in every market)
in every market)
–
–
Long-term relationships with major
Long-term relationships with major
operators (NOC’s, IOC’s and independents)
operators (NOC’s, IOC’s and independents)
Attractive fleet
Attractive fleet
–
–
Most new vessels in industry
Most new vessels in industry
–
–
Wide range of equipment types
Wide range of equipment types
Cost efficient management
Cost efficient management
–
–
“Lean”
“Lean”
mentality applied to operations and
mentality applied to operations and
overhead
overhead
–
–
Aggressive construction cost management
Aggressive construction cost management

TIDEWATER TIDEWATER

TIDEWATER 1997
TIDEWATER 1997
Vessel Count By Region
Vessel Count By Region
57% International       43% Domestic
North
America
243 (43%)
Central/South
America
84 (15%)
West
Africa
125 (22%)
Europe/M.E.
75 (14%)
Far East
32 (6%)
A LOOK BACK
A LOOK BACK

TIDEWATER TIDEWATER

88% International       12% Domestic
88% International       12% Domestic
Active Vessel Count By Region
Active Vessel Count By Region
(excludes stacked vessels)
(excludes stacked vessels)
TIDEWATER TODAY
TIDEWATER TODAY
INTERNATIONAL OPERATIONS
INTERNATIONAL OPERATIONS
DRIVING EARNINGS
DRIVING EARNINGS
North
America
43 (12%)
Central/South
America
101 (28%)
West
Africa
139 (38%)
Far East
46 (12%)
Europe/M.E.
38 (10%)

TIDEWATER TIDEWATER

INTERNATIONAL VESSEL
INTERNATIONAL VESSEL
DAYRATES
DAYRATES
0%
10%
20%
30%
40%
50%
Fiscal 2005 Fiscal 2006 Fiscal 2007
Total Growth Percentage
Total Growth Percentage
From FY’
From FY’
04 through 9/30/07 –
04 through 9/30/07 –
Total Growth 64%
Total Growth 64%

TIDEWATER TIDEWATER

USING CASH POSITION TO GROW
USING CASH POSITION TO GROW
INDUSTRY’S LARGEST NEW FLEET
INDUSTRY’S LARGEST NEW FLEET
Estimated annual commitment of $300-$500
Estimated annual commitment of $300-$500
million to continue fleet renewal
million to continue fleet renewal
Expected to be funded through internal
Expected to be funded through internal
cash flow generation
cash flow generation
CapEx
CapEx
of $235 million in Fiscal 2007 and $216
of $235 million in Fiscal 2007 and $216
million in six months ended 9/30/07
million in six months ended 9/30/07
Prudent approach to expansion/acquisition
Prudent approach to expansion/acquisition
opportunities
opportunities
We Continuously Strive for a Balance Between
We Continuously Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength

TIDEWATER TIDEWATER

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
$1,011m
$1,011m
60
60
PSV’s
PSV’s
$2,369m
$2,369m
(2) (2)
179
179
TOTALS:
TOTALS:
(1) (1)
$267m
$267m
61
61
Crewboats
Crewboats
& Tugs
& Tugs
$1,091m
$1,091m
58
58
AHTS
AHTS
Cost
Cost
Vessel Count
Vessel Count
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $1,713m funded to date (through 9/30/07).
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
September ’07
September ’07
Maintaining a Disciplined Approach to the
Maintaining a Disciplined Approach to the
Renewal of our Fleet is our First Priority
Renewal of our Fleet is our First Priority
During the same time frame, Tidewater disposed of 384 vessels. During the same time frame, Tidewater disposed of 384 vessels.

TIDEWATER TIDEWATER

LARGEST NEW FLEET IN THE
LARGEST NEW FLEET IN THE
INDUSTRY …
INDUSTRY …
AND COUNTING
AND COUNTING
Our approach to managing construction
Our approach to managing construction
50
50
Total
Total
19
19
PSV
PSV
9
9
Crew and Tug
Crew and Tug
22
22
AHTS
AHTS
Count
Count
Vessels Under Construction
Vessels Under Construction
As of September 30, 2007 As of September 30, 2007
Building vessels
Building vessels
worldwide at 15 different
worldwide at 15 different
yards
yards
Continuing due diligence
Continuing due diligence
on new and existing yards
on new and existing yards
Utilizing Tidewater
Utilizing Tidewater
construction
construction
superintendents to
superintendents to
supervise on site
supervise on site
Deliveries expected: 13 in
Deliveries expected: 13 in
second half of FY 2008, 18
second half of FY 2008, 18
in FY 2009, 18 in FY 2010
in FY 2009, 18 in FY 2010
and 1 in FY 2011
and 1 in FY 2011
Effectively Utilizing Our Strong Cash Position
Effectively Utilizing Our Strong Cash Position
to Grow the Industry’s Largest New Fleet
to Grow the Industry’s Largest New Fleet

TIDEWATER TIDEWATER

Fiscal 2007
Fiscal 2007
Profit
Profit
Contribution
Contribution
Average
Average
Age
Age
Vessel
Vessel
Count
Count
Profit
Profit
Contribution
Contribution
Average
Average
Age
Age
Vessel
Vessel
Count
Count
48%
48%
5
5
105
105
0%
0%
--
--
0
0
Vessels built
Vessels built
or acquired
or acquired
since
since
January 2000
January 2000
52%
52%
25
25
321
321
100%
100%
19
19
509
509
Vessels built
Vessels built
prior to
prior to
January 2000
January 2000
Fiscal 2000
Fiscal 2000
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
Fleet Age and Profit Contribution
Fleet Age and Profit Contribution
Approximately
Approximately
53% of Current Vessel Profitability is
53% of Current Vessel Profitability is
Generated by New Vessels
Generated by New Vessels
* New vessel contribution for Fiscal 2005 was 30%.

TIDEWATER TIDEWATER

VESSEL ACQUISITION ALTERNATIVES
VESSEL ACQUISITION ALTERNATIVES
Buy Existing
Buy Existing Construct New
Construct New
Buy Fleet
Buy Fleet
(e.g., Buy Company)
(e.g., Buy Company)
Considerations:
Usually one-off
purchases, often to
match specific client
needs
Immediate delivery
Entry price at “full”
market rate
May limit overall
capacity
Considerations:
Built to Tidewater
quality standards
18 + months to delivery
Potential shipyard
backlog
Contract terms (e.g.,
fixed price, LDs, etc.)
Resource requirements
to oversee construction
Considerations:
Quality of equipment
Existing contracts
Potential synergies
Potential divestiture of
non core assets
Potential premium
Execution risk
Value creation potential
vs. alternatives

TIDEWATER TIDEWATER

CONSIDERATIONS IN DESIGNING
CONSIDERATIONS IN DESIGNING
OUR “OPTIMAL”
OUR “OPTIMAL”
VESSEL MIX
VESSEL MIX
Vessel Type
Vessel Type
Custom/
Specialized
Standardized
Specifications
Specifications
Small
Ultra big
Operating Capabilities
Operating Capabilities
Renew
existing
Expand to
niche
markets
End Users
End Users
Drilling,
production
Subsea, main-
tenance, LNG
etc.
Supply/Demand
Supply/Demand
Cycle timers
Invest
across
cycle
TDW*
TDW*
*Arrows are illustrative of Tidewater’s current views;  they should not be interpreted  as excluding other points on the continuums in the future.

TIDEWATER TIDEWATER

A STRONG BALANCE SHEET
A STRONG BALANCE SHEET
$1,910
$1,910
$1,883
$1,883
Stockholders’
Stockholders’
Equity
Equity
$300
$300
$300
$300
Long-term Debt*
Long-term Debt*
$321
$321
$394
$394
Cash
Cash
September 2007
September 2007
March 2007
March 2007
Further Proof of Our Discipline and
Further Proof of Our Discipline and
Sound Business Strategy
Sound Business Strategy
(in Millions)
(in Millions)
* Excludes $21.9 million at March 2007, and $53.5 million at September 2007, of total capitalized lease obligations.

TIDEWATER TIDEWATER

SIGNIFICANT EARNINGS GROWTH
SIGNIFICANT EARNINGS GROWTH
$0
$50
$100
$150
$200
$250
$300
$350
Fiscal 2004 Fiscal 2005 Fiscal 2006
78% Three-Year Compounded
78% Three-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
$59M
$59M
$101M
$101M
$193M
$193M
$336M
$336M
** Net earnings in Fiscal 2004 is exclusive of the $17.2 million after tax impairment charge. Net earnings in Fiscal 2006 is exclusive of the $42.8 million after tax gain from the sale of six KMAR vessels.
Net earnings in Fiscal 2007 is exclusive of $20.8 million of after tax gains from the sale of 14 offshore tugs.
Fiscal 2007

TIDEWATER TIDEWATER

ABILITY TO GENERATE SOLID
ABILITY TO GENERATE SOLID
EARNINGS ACROSS MARKET CYCLES
EARNINGS ACROSS MARKET CYCLES
Fiscal
Fiscal
20
20
30%
30%
95
95
$1.78
$1.78
2005
2005
19
19
24%
24%
66
66
$.73
$.73
2004
2004
19
19
–
–
–
–
$1.37
$1.37
2000
2000
20
20
48%
48%
109
109
$5.94
$5.94
(5) (5)
2007
2007
128
128
101
101
Active New Vessels
Active New Vessels
(2) (2)
$6.35
$6.35
(1) (1) $3.33
$3.33
(4) (4) E.P.S
E.P.S
?
?
44%
44%
New Vessel Profit
New Vessel Profit
Contribution
Contribution
19
19
20
20
Fleet Average Age
Fleet Average Age
(years)
(years)
(3) (3)
2008
2008
2006
2006
(1) First Call consensus estimates as of December 6, 2007, which is being provided for information purposes only.
Tidewater does not endorse these estimates and takes no responsibility for any updating of this information in the future.
Tidewater does not provide guidance on future earnings performance.
(2) Vessels built or acquired after 1-1-2000 inclusive of newbuilds committed to as of September 30, 2007.
Does not include an additional 37 vessels committed for delivery in Fiscal 2009 - 2011.
(3) Includes committed newbuilds with no assumed fleet retirements.
(4) Excludes $42.8 million after tax gain ($.74 per share) on sale of 6 KMAR AHTS vessels.
(5) Excludes $20.8 million after tax gain ($.37 per share) on sale of 14 offshore tugs.

TIDEWATER TIDEWATER

SHARE REPURCHASE PROGRAM
SHARE REPURCHASE PROGRAM
Authority to repurchase up to $200 million in
Authority to repurchase up to $200 million in
common stock under current program, with
common stock under current program, with
$177.5 spent through 12/31/07
$177.5 spent through 12/31/07
Continue to purchase shares on an
Continue to purchase shares on an
opportunistic basis
opportunistic basis
Since 8/05, have repurchased 8,188,800 total
Since 8/05, have repurchased 8,188,800 total
shares for $443.6 million or $54.18 per share
shares for $443.6 million or $54.18 per share

TIDEWATER TIDEWATER

STRATEGIES ARE PURSUED TO
STRATEGIES ARE PURSUED TO
SUPPORT LONG-TERM GOALS
SUPPORT LONG-TERM GOALS
Renew
Renew
Fleet
Fleet
Maintain Financial
Strength
Deliver
Deliver
Results
Results
Consistently distribute cash to owners Consistently distribute cash to owners through dividends and repurchases through dividends and repurchases
Distribution Distribution
Consider cycle risk in designing optimal Consider cycle risk in designing optimal capital structure; ensure sustainability capital structure; ensure sustainability through down cycles through down cycles
Capital Capital
structure structure
Acquire across the cycle; consider key Acquire across the cycle; consider key factors in designing asset mix factors in designing asset mix
Fleet Fleet
renewal renewal
Set term giving consideration to Set term giving consideration to commodity cycle, competitors and commodity cycle, competitors and obsolescence obsolescence
Contracting Contracting
Build on core competencies and existing Build on core competencies and existing relationships; pursue new initiatives with relationships; pursue new initiatives with informed discipline informed discipline
Growth Growth
Pursue when value creation potential Pursue when value creation potential exceeds stand alone case exceeds stand alone case
Conceptual Approach Conceptual Approach
M&A M&A
Strategic Strategic
Initiatives Initiatives
“Consistent Goals & Objectives
Over Last Several Years”

TIDEWATER TIDEWATER
Pritchard Capital Partners, LLC
Pritchard Capital Partners, LLC
Energize 2008 Conference
Energize 2008 Conference
January 9,  2008 January 9,  2008
GLOBAL MOMENTUM
GLOBAL MOMENTUM
Joseph M. Bennett -
Joseph M. Bennett -
Sr. V.P., Principal Accounting Officer
Sr. V.P., Principal Accounting Officer
and Chief Investor Relations Officer
and Chief Investor Relations Officer

TIDEWATER TIDEWATER 25 APPENDIX APPENDIX

TIDEWATER TIDEWATER

INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $10.3M in revenue
1% change in utilization = $12.9M in revenue
40%
50%
60%
70%
80%
90%
9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
* Dayrate and utilization information is for all classes of vessels operating international.

TIDEWATER TIDEWATER

$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07
Remaining Vessels
New Vessels
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating international.

TIDEWATER TIDEWATER

DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007
Total Growth Percentage
Total Growth Percentage
125% Total Growth since FY’04
125% Total Growth since FY’04

TIDEWATER TIDEWATER

DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $1.4M in revenue
1% change in utilization = $2.5M in revenue
20%
30%
40%
50%
60%
70%
80%
9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
* Dayrate and utilization information is for all classes of vessels operating in the U.S.

TIDEWATER TIDEWATER

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07
Remaining Vessels
New Vessels
DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
* Dayrate information is for all classes of vessels operating in the U.S.